SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 2005

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 16, 2005, the registrant, Cubist Pharmaceuticals, Inc., issued a press release relating to the presentation on December 16, 2005 at the Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC) of results from the CUBICIN® (daptomycin for injection) Phase 3 multicenter, randomized, open-label study of the safety and efficacy of CUBICIN compared to conventional therapy for the treatment of patients with blood stream infections (bacteremia) and heart infections (infective endocarditis) caused by both methicillin susceptible and methicillin resistant Staphylococcus aureus (MSSA and MRSA).  A copy of the press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as exhibit 99.1, and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

99.1                           Press Release dated December 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre
Senior Vice President, General Counsel
and Secretary

Dated: December 19, 2005